Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Jean-Marc Bellemin, Chief Financial Officer of Iovance Biotherapeutics, Inc. (Company), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

•          the Annual Report on Form 10-K of the Company for the year ended December 31, 2020 (Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: February 25, 2021

/s/ Jean-Marc Bellemin
Jean-Marc Bellemin
Chief Financial Officer
(Principal Financial Officer)